                                                                   EXHIBIT 99.13

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
----------------------
Steve Moeller
Director, Accounting

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1       Summary of Bank and Investment Accounts

Attachment 2       Schedule of Receipts and Disbursements

Attachment 3       Bank and Investment Account Statements

Attachment 4       Income Statement

Attachment 5       Balance Sheet

Attachment 6       Summary of Due To/Due From Intercompany Accounts

Attachment 7       Accounts Receivable Aging

Attachment 8       Accounts Payable Detail

Attachment 9       Notes to June Monthly Operating Report

20-Jul-02                                       Summary Of Bank And Investment Accounts                                Attachment 1
 3:48 PM                                             The Delta Queen Steamboat Co.
Summary                                                 Case No: 01-10970 (JCA)                                           UNAUDITED
The Delta Queen Steamboat Co.                           For Month Of June, 2002

                                                            Balances
                                                 -------------------------------    Receipts &       Bank
                                                    Opening         Closing         Disbursements    Statements      Account
Account                                          As Of 6/01/02     As Of 6/30/02    Included         Included        Reconciled
-------                                          -------------     -------------    -------------    ----------      ----------
Delta Queen Controlled Disb                          7,166.96          2,206.93     Yes              Yes             Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                            250,991.17         99,999.95     Yes              Yes             Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                                 58,433.00         32,274.89     Yes              No - Not        Yes
Hibernia                                                                                             Concentration
Account # - 812-395-289                                                                              Account

The Delta Queen Steamboat Co.                            0.00              0.00     No -             No -            No -
LaSalle - Wealth Management                                                         Account          Account         Account
Account # - TNE-043290                                                              Closed           Closed          Closed

The Delta Queen Steamboat Co.                            0.00              0.00     No -             No -            No -
AmSouth                                                                             Account          Account         Account
Account # - 19356307                                                                Closed           Closed          Closed

Delta Queen                                              0.00              0.00     No -             No -            No -
LaSalle                                                                             Account          Account         Account
Account # - 5800155771                                                              Closed           Closed          Closed

DQ Credit Card                                       1,818.21              0.00     Yes              No - Not        Yes
Bank One                                                                                             Concentration
Account # - 552-0110062868                                                                           Account

DQ Master Cash                                           0.00              0.00     No -             No -            No -
Bank One                                                                            Account          Account         Account
Account # - 552-0110256700                                                          Closed           Closed          Closed

The Delta Queen Steamboat Co                       120,808.76        221,037.14     Yes              No - Not        Yes
Receipts                                                                                             Concentration
Hibernia                                                                                             Account
Account # - 882-390-047

The Delta Queen Steamboat Co                             0.00              0.00     No -             No -            No -
Receipts                                                                            Account          Account         Account
LaSalle                                                                             Closed           Closed          Closed
Account # - 5800155839

The Delta Queen Steamboat Co                             0.00              0.00     Yes              No - Not        Yes
Escrow Account                                                                                       Concentration
LaSalle                                                                                              Account
Account # - 62-8930-70-3

The Delta Queen Steamboat Co                       750,000.00        750,000.00     Yes              No - Not        Yes
Escrow Account - DQ/DN IDCC                                                                          Concentration
LaSalle                                                                                              Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co                       250,000.00        250,000.00     Yes              No - Not        Yes
Escrow Account - DQ/DN - Seller Proration                                                            Concentration
LaSalle                                                                                              Account
Account # - 62-9003-42-7

20-Jul-02                                                Receipts & Disbursements                                    Attachment 2-1
 3:49 PM                                               The Delta Queen Steamboat Co.
R&D - Hibernia                                            Case No: 01-10970 (JCA)                                         UNAUDITED
DQ Controlled Disb                                               Hibernia
                                                         Controlled Disbursements
                                                           Account # - 542027373
                                                           1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                               7,166.96

Receipts
                                             651,778.41              From The Delta Queen Steam Boat Co. -
                                                                       Hibernia - DQSC Master Cash - Account (812-395-335)


                                           ------------
                                             651,778.41              Total Receipts


Disbursements

                                             (15,670.34)             Crew Maintenance & Medical
                                                (705.92)             FedEx
                                             (31,484.26)             Lay-Up
                                              (2,835.07)             Office - Chicago
                                                 (74.35)             Office - Honolulu
                                              (2,992.51)             Office - NOLA
                                              (4,588.94)             Office - Weston
                                              (3,123.06)             Payroll Benefits
                                                (293.90)             Crew Replacement Check
                                            (398,255.18)             Professional Fees
                                              (1,828.94)             SG&A - Finance
                                                 (60.00)             SG&A - Hotel Ops
                                                (100.00)             SG&A - HR
                                              (9,067.76)             SG&A - IT
                                              (4,430.09)             SG&A - Marine Ops
                                                (743.13)             SG&A - Sales & Marketing
                                             (22,566.49)             Start-Up - MQ
                                             (28,598.00)             Taxes & Tax Services
                                                (644.64)             Vessel Ops - MQ (Pre-May 7)
                                              (4,576.98)             Other Vessel Expense - Legal
                                              (4,850.46)             Other Vessel Expense - Tie-Up
                                            (537,490.02)             Total Disbursements (* See Footnote)


Closing Balance - 30 Jun 02
                                           ------------
                                               2,206.93

         * $119,248.42 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

  20-Jul-02                                               Receipts & Disbursements                                   Attachment 2-2
   3:50 PM                                              The Delta Queen Steamboat Co.
R&D - Hibernia                                             Case No: 01-10970 (JCA)                                        UNAUDITED
DQ Master Cash                                                    Hibernia
                                                               DQ Master Cash
                                                           Account # - 812-395-335
                                                            1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                                 250,991.17

Receipts


                                               1,700,000.00          From American Classic Voyages Co - Credit Suisse
                                                                       Asset Management - Account (247003452)






                                              -------------
                                               1,700,000.00          Total Receipts

Disbursements
                                                (651,778.41)         To The Delta Queen Steam Boat Co. -
                                                                       Hibernia - DQSC Contr. Disb. - Account (542027373)
                                                  (2,131.95)         401K Payroll Payments
                                                (550,000.00)         "Stalking Horse" Fees - Waveland & American West
                                                    (427.14)         Hibernia National Bank - Fees
                                                (525,000.00)         To The Delta Queen Steam Boat Co. - Hibernia -
                                                (105,547.17)         Professional Fees - Chanin








                                              -------------
                                              (1,834,884.67)         Total Disbursements (* See Footnote)


Closing Balance - 30 Jun 02
                                                  99,999.95

         *$16,106.55 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

20-Jul-02                                                 Receipts & Disbursements                                   Attachment 2-3
 3:52 PM                                               The Delta Queen Steamboat Co.
R&D - Hibernia                                             Case No: 01-10970 (JCA)                                        UNAUDITED
DQ Payroll                                                        Hibernia
                                                                 DQ Payroll
                                                           Account # - 812-395-289
                                                            1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                                     58,433.00


Receipts
                                                    525,000.00          From The Delta Queen Steam Boat Co. -
                                                                          Hibernia - DQSC Master Cash - Account (812-395-335)
                                                     60,000.00          From Great Ocean Cruise Line - Hibernia -
                                                                          DQ Steamer - Account (812-395-270)





                                                 -------------
                                                    585,000.00          Total Receipts


Disbursements


                                                   (208,391.42)         Payroll - Wires & Checks


                                                 -------------
                                                   (208,391.42)         Total Disbursements (* See Footnote)



Closing Balance - 30 Jun 02
                                                     32,274.89

         *$402,766.69 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

20-Jul-02                                               Receipts & Disbursements                                     Attachment 2-4
 3:53 PM                                             The Delta Queen Steamboat Co.
R&D - BankOne                                            Case No: 01-10970 (JCA)                                          UNAUDITED
DQ Credit Cards                                                 Bank One
                                                        Delta Queen Credit Cards
                                                       Account # - 552-0110062868
                                                          1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                                 1,818.21


Receipts

                                                 4,242.85          Fee Reversals





                                               ----------
                                                 4,242.85          Total Receipts


Disbursements

                                                (6,061.06)         Check In Transit At Month End To Weston Office



                                               ----------
                                                (6,061.06)



Closing Balance - 30 Jun 02
                                                     0.00

20-Jul-02                                               Receipts & Disbursements                                     Attachment 2-5
 3:54 PM                                              The Delta Queen Steamboat Co.
R&D - Hibernia                                           Case No: 01-10970 (JCA)                                          UNAUDITED
DQSC Receipts                                                   Hibernia
                                                              DQSC Receipts
                                                         Account # - 882-390-047
                                                          1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                                 120,808.76


Receipts
                                                  92,029.12          Proceeds From Paymentech From FY 01
                                                                       Onboard Credit Card Processing
                                                   8,199.26          Paymentech Return Of Refunds Erroneously
                                                                       Withdrawn Previously





                                                -----------
                                                 100,228.38          Total Receipts


Disbursements








                                                -----------
                                                       0.00          Total Disbursements



Closing Balance - 30 Jun 02
                                                 221,037.14

20-Jul-02                                               Receipts & Disbursements                                     Attachment 2-6
 3:55 PM                                              The Delta Queen Steamboat Co.
R&D - LaSalle                                            Case No: 01-10970 (JCA)                                          UNAUDITED
DQSC Escrow                                                      LaSalle
                                                               DQSC Escrow
                                                        Account # - 62-8930-70-3
                                                          1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                                    0.00


Receipts


                                                1,098.94          Interest Income




                                               ---------
                                                1,098.94          Total Receipts


Disbursements







                                               ---------
                                                    0.00          Total Disbursements (* See Footnote)



Closing Balance - 30 Jun 02
                                                    0.00

         *$1,098.94 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

20-Jul-02                                                    Receipts & Disbursements                                Attachment 2-7
 3:56 PM                                                   The Delta Queen Steamboat Co.
R&D - LaSalle                                                 Case No: 01-10970 (JCA)                                     UNAUDITED
DQ-DN IDCC Escrow                                                     LaSalle
                                                                 DQ-DN IDCC Escrow
                                                             Account # - 62-9003-40-1
                                                               1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                                    750,000.00


Receipts
                                                                        Interest Income






                                                   -----------

                                                          0.00          Total Receipts


Disbursements








                                                   -----------
                                                          0.00          Total Disbursements



Closing Balance - 30 Jun 02
                                                    750,000.00

20-Jul-02                                                     Receipts & Disbursements                               Attachment 2-8
 3:58 PM                                                    The Delta Queen Steamboat Co.
R&D - LaSalle                                                  Case No: 01-10970 (JCA)                                    UNAUDITED
DQ-DN Seller Proration Escrow                                          LaSalle
                                                            DQ-DN Seller Proration Escrow
                                                              Account # - 62-9003-42-7
                                                                1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                                     250,000.00


Receipts
                                                                         Interest Income






                                                    -----------
                                                           0.00          Total Receipts


Disbursements








                                                    -----------
                                                           0.00          Total Disbursements



Closing Balance - 30 Jun 02
                                                     250,000.00

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:47:41
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: JUN-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                    PTD-Actual
                                                    30-Jun-02
                                                -----------------
Revenue
Gross Revenue                                               0.00
Allowances                                                  0.00
                                                -----------------
Net Revenue                                                 0.00

Operating Expenses
Air                                                         0.00
Hotel                                                       0.00
Commissions                                                 0.00
Onboard Expenses                                            0.00
Passenger Expenses                                          0.00
Vessel Expenses                                             0.00
Layup/Drydock Expense                                       0.00
Vessel Insurance                                            0.00
                                                -----------------
Total Operating Expenses                                    0.00

                                                -----------------
Gross Profit                                                0.00

SG&A Expenses
Sales & Marketing                                           0.00
Start-Up Costs                                              0.00
                                                -----------------
Total SG&A Expenses                                         0.00

                                                -----------------
EBITDA                                                      0.00

Depreciation                                                0.00

                                                -----------------
Operating Income                                            0.00

Other Expense/(Income)
Interest Income                                             0.00
Equity in Earnings for Sub                       (116,603,343.74)
Reorganization expenses                                     0.00
                                                -----------------
Total Other Expense/(Income)                      116,603,343.74

                                                -----------------
Net Pretax Income/(Loss)                         (116,603,343.74)

Income Tax Expense                                          0.00

                                                -----------------
Net Income/(Loss)                                (116,603,343.74)
                                                =================

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:48
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: JUN-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                                    YTD-Actual             YTD-Actual
                                                                    30-Jun-02              22-Oct-02
                                                                 ---------------         --------------
ASSETS

Cash and Equivalent                                                   254,518.96            2,494,983.63

Restricted Cash                                                     1,000,000.00                    0.00

Accounts Receivable                                                   369,262.57                    0.00

Inventories                                                                 0.00              840,779.06

Prepaid Expenses                                                            0.00               13,147.33

Other Current Assets                                                        0.00                    0.00
                                                                 ---------------         --------------
Total Current Assets                                                1,623,781.53            3,348,910.02


Fixed Assets                                                                0.00            8,202,345.75

Accumulated Depreciation                                                    0.00           (5,195,800.16)
                                                                 ---------------         --------------
Net Fixed Assets                                                            0.00            3,006,545.59


Net Goodwill                                                                0.00                    0.00

Intercompany Due To/From                                           41,250,633.55           37,437,552.28

Net Deferred Financing Fees                                                 0.00                5,434.15

Net Investment in Subsidiaries                                    (83,315,162.77)         33,999,708.26
                                                                 ---------------         --------------
Total Other Assets                                                (42,064,529.22)         71,442,694.69
                                                                 ---------------         --------------
Total Assets                                                      (40,440,747.69)         77,798,150.30
                                                                 ===============         ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:48
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: JUN-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                                      YTD-Actual               YTD-Actual
                                                                       30-Jun-02                22-Oct-02
                                                                   ---------------           --------------
LIABILITIES

Accounts Payable                                                              0.00                     0.00

Accrued Liabilities                                                   1,472,836.87                     0.00

Deposits                                                                      0.00                     0.00
                                                                   ---------------           --------------
Total Current Liabilities                                             1,472,836.87                     0.00


Long Term Debt                                                                0.00                     0.00

Other Long Term Liabilities                                           9,993,779.93             9,993,779.93
                                                                   ---------------           --------------
Total Liabilities                                                    11,466,616.80             9,993,779.93


OTHER

Liabilities Subject to Compromise                                       577,835.68               577,835.68
                                                                   ---------------           --------------
Total Other                                                             577,835.68               577,835.68


OWNER'S EQUITY

Common Stock                                                              1,000.00                 1,000.00

Add'l Paid In Capital                                                33,564,332.71            33,564,332.71

Current Net Income (Loss)                                          (118,840,728.36)           (2,866,520.92)

Retained Earnings                                                    32,790,195.48            36,527,722.90
                                                                   ---------------           --------------
Total Owner's Equity                                                (52,485,200.17)           67,226,534.69
                                                                   ---------------           --------------
Total Liabilities & Equity                                          (40,440,747.69)           77,798,150.30
                                                                   ===============           ==============

                                                              BEGINNING                                                ENDING
AFFILIATE NAME                             CASE NUMBER         BALANCE              DEBITS         CREDITS            BALANCE
American Classic Voyages Co.               01-10954         (6,302,261.47)         66,538.14                -       (6,235,723.33)
AMCV Cruise Operations, Inc.               01-10967        133,864,653.70       1,445,345.11     2,233,677.41      133,076,321.40
Great AQ Steamboat, L.L.C.                 01-10960        (38,908,998.19)                 -        16,730.36      (38,925,728.55)
Great Pacific NW Cruise Line, L.L.C.       01-10977         (8,416,402.63)                 -         2,121.28       (8,418,523.91)
Great River Cruise Line, L.L.C.            01-10963        (10,421,984.53)                 -       120,179.37      (10,542,163.90)
Great Ocean Cruise Line, L.L.C.            01-10959        (17,635,610.10)                 -        34,999.42      (17,670,609.52)
Cruise America Travel, Incorporated        01-10966            256,503.82                  -                -          256,503.82
Delta Queen Coastal Voyages, L.L.C.        01-10964           (906,024.08)                 -         5,174.88         (911,198.96)
Cape Cod Light, L.L.C.                     01-10962         (1,404,059.37)                 -                -       (1,404,059.37)
Cape May Light, L.L.C.                     01-10961         (8,431,118.53)                 -                -       (8,431,118.53)
Project America, Inc.                      N/A              (2,934,348.03)                 -                -       (2,934,348.03)
Oceanic Ship Co.                           N/A                (136,810.43)                 -                -         (136,810.43)
Project America Ship I, Inc.               N/A                 255,723.41                  -                -          255,723.41
Project America Ship II, Inc.              N/A                (142,646.25)                 -                -         (142,646.25)
Ocean Development Co.                      01-10972          2,214,633.49                  -                -        2,214,633.49
Great Hawaiian Cruise Line, Inc.           01-10975             (7,057.02)                 -                -           (7,057.02)
Great Hawaiian Properties Corporation      01-10971          1,247,073.77                  -                -        1,247,073.77
American Hawaii Properties Corporation     01-10976             43,550.29                  -                -           43,550.29
Great Independence Ship Co.                01-10969            (83,084.83)                 -                -          (83,084.83)
CAT II, Inc.                               01-10968               (100.00)                 -                -             (100.00)
                                                          ------------------------------------------------------------------------
                                                            42,151,633.02       1,511,883.25     2,412,882.72       41,250,633.55
                                                          ========================================================================

THE DELTA QUEEN STEAMBOAT COMPANY                        CASE #: 01-10970 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                         0-30 DAYS           31-60 DAYS         61-90 DAYS      91+ DAYS            TOTAL
Paymentech Credit Card Processor                     0.00                                                                   0.00
American Express Credit Card Processor                                                                                      0.00
Discover Credit Card Processor                                                                                              0.00
Diners Credit Card Processor                                                                                                0.00
Travel Agents                                                                                                               0.00
Delaware North Companies                       113,300.81           255,961.76                                        369,262.57
                                              -----------          -----------              -----         -----      -----------
Total                                          113,300.81           255,961.76               0.00          0.00       369,262.57
                                              ===========          ===========              =====         =====      ===========

                                                                  ATTACHMENT # 7

                        The Delta Queen Steamboat Company
                                 01-10970 (JCA)

                             Accounts Payable Detail
                               As of June 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Accounts receivable represent monies due from the Purchaser subject to final calculation of all closing adjustments to be completed within 60 to 90 days of the closing date, May 31, 2002.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.